EXHIBIT (a)(3)

TRUST INSTRUMENT
NEUBERGER BERMAN EQUITY FUNDS
SCHEDULE A

INVESTOR CLASS

Neuberger Equity Income Fund
Neuberger Focus Fund
Neuberger Genesis Fund
Neuberger International Equity Fund
Neuberger International Select Fund
Neuberger Large Cap Growth Fund
Neuberger Large Cap Value Fund
Neuberger Mid Cap Growth Fund
Neuberger Mid Cap Intrinsic Value Fund
Neuberger Multi-Cap Opportunities Fund
Neuberger Quality Equity Fund
Neuberger Real Estate Fund
Neuberger Small Cap Growth Fund

TRUST CLASS

Neuberger Equity Income Fund
Neuberger Focus Fund
Neuberger Genesis Fund
Neuberger International Equity Fund
Neuberger International Select Fund
Neuberger Large Cap Growth Fund
Neuberger Large Cap Value Fund
Neuberger Mid Cap Growth Fund
Neuberger Mid Cap Intrinsic Value Fund
Neuberger Multi-Cap Opportunities Fund
Neuberger Quality Equity Fund
Neuberger Real Estate Fund
Neuberger Small Cap Growth Fund

ADVISOR CLASS

Neuberger Equity Income Fund
Neuberger Focus Fund
Neuberger Genesis Fund
Neuberger International Select Fund
Neuberger Large Cap Growth Fund
Neuberger Large Cap Value Fund
Neuberger Mid Cap Growth Fund
Neuberger Mid Cap Intrinsic Value Fund
Neuberger Multi-Cap Opportunities Fund
Neuberger Quality Equity Fund
Neuberger Real Estate Fund
Neuberger Small Cap Growth Fund

INSTITUTIONAL CLASS

Neuberger Emerging Markets Equity Fund
Neuberger Equity Income Fund
Neuberger Focus Fund
Neuberger Genesis Fund
Neuberger International Equity Fund
Neuberger International Select Fund
Neuberger Intrinsic Value Fund
Neuberger Large Cap Growth Fund
Neuberger Large Cap Value Fund
Neuberger Mid Cap Growth Fund
Neuberger Mid Cap Intrinsic Value Fund
Neuberger Multi-Cap Opportunities Fund
Neuberger Quality Equity Fund
Neuberger Real Estate Fund
Neuberger Small Cap Growth Fund

CLASS A

Neuberger Emerging Markets Equity Fund
Neuberger Equity Income Fund
Neuberger Focus Fund
Neuberger Genesis Fund
Neuberger International Equity Fund
Neuberger International Select Fund
Neuberger Intrinsic Value Fund
Neuberger Large Cap Growth Fund
Neuberger Large Cap Value Fund
Neuberger Mid Cap Growth Fund
Neuberger Mid Cap Intrinsic Value Fund
Neuberger Multi-Cap Opportunities Fund
Neuberger Quality Equity Fund
Neuberger Real Estate Fund
Neuberger Small Cap Growth Fund

CLASS C

Neuberger Emerging Markets Equity Fund
Neuberger Equity Income Fund
Neuberger Focus Fund
Neuberger Genesis Fund
Neuberger International Equity Fund
Neuberger International Select Fund
Neuberger Intrinsic Value Fund
Neuberger Large Cap Growth Fund
Neuberger Large Cap Value Fund
Neuberger Mid Cap Growth Fund
Neuberger Mid Cap Intrinsic Value Fund
Neuberger Multi-Cap Opportunities Fund
Neuberger Quality Equity Fund
Neuberger Real Estate Fund
Neuberger Small Cap Growth Fund

CLASS R2

Neuberger Emerging Markets Equity Fund
Neuberger Equity Income Fund
Neuberger Focus Fund
Neuberger Genesis Fund
Neuberger International Equity Fund
Neuberger International Select Fund
Neuberger Large Cap Growth Fund
Neuberger Large Cap Value Fund
Neuberger Mid Cap Growth Fund
Neuberger Mid Cap Intrinsic Value Fund
Neuberger Multi-Cap Opportunities Fund
Neuberger Quality Equity Fund
Neuberger Real Estate Fund
Neuberger Small Cap Growth Fund

CLASS R3

Neuberger Emerging Markets Equity Fund
Neuberger Equity Income Fund
Neuberger Focus Fund
Neuberger Genesis Fund
Neuberger International Equity Fund
Neuberger International Select Fund
Neuberger Intrinsic Value Fund
Neuberger Large Cap Growth Fund
Neuberger Large Cap Value Fund
Neuberger Mid Cap Growth Fund
Neuberger Mid Cap Intrinsic Value Fund
Neuberger Multi-Cap Opportunities Fund
Neuberger Quality Equity Fund
Neuberger Real Estate Fund
Neuberger Small Cap Growth Fund

CLASS R6

Neuberger Emerging Markets Equity Fund
Neuberger Equity Income Fund
Neuberger Genesis Fund
Neuberger International Equity Fund
Neuberger International Select Fund
Neuberger Intrinsic Value Fund
Neuberger Large Cap Growth Fund
Neuberger Large Cap Value Fund
Neuberger Mid Cap Growth Fund
Neuberger Mid Cap Intrinsic Value Fund
Neuberger Multi-Cap Opportunities Fund
Neuberger Quality Equity Fund
Neuberger Real Estate Fund
Neuberger Small Cap Growth Fund

CLASS T

Neuberger Emerging Markets Equity Fund
Neuberger Equity Income Fund
Neuberger Focus Fund
Neuberger Genesis Fund
Neuberger International Equity Fund
Neuberger International Select Fund
Neuberger Intrinsic Value Fund
Neuberger Large Cap Growth Fund
Neuberger Large Cap Value Fund
Neuberger Mid Cap Growth Fund
Neuberger Mid Cap Intrinsic Value Fund
Neuberger Multi-Cap Opportunities Fund
Neuberger Quality Equity Fund
Neuberger Real Estate Fund
Neuberger Small Cap Growth Fund

CLASS E

Neuberger Equity Income Fund
Neuberger Genesis Fund
Neuberger International Equity Fund
Neuberger Large Cap Value Fund
Neuberger Multi-Cap Opportunities Fund
Neuberger Quality Equity Fund
Neuberger Real Estate Fund

CLASS M

Custom Global Equity Allocation Fund

CLASS P

Custom Global Equity Allocation Fund

Dated: March 26, 2026